UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023 (June 15, 2023)

Sustainable Development Acquisition I Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40002	85-4353398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5701 Truxtun Avenue, Suite 201 Bakersfield, California	93309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 329-8221

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SDACU	The Nasdaq Capital Market
Shares of Class A common stock included as part of the units	SDAC	The Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SDACW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 15, 2023, Sustainable Development Acquisition I Corp. (the “Company”) received a notification letter (the “Notification Letter”) from The Nasdaq Stock Market, LLC (“Nasdaq”) that it is not in compliance with the minimum Market Value of Listed Securities (the “MVLS”) set forth in Nasdaq Listing Rule 5450(b)(2) for continued listing on Nasdaq. Nasdaq Listing Rule 5550(b)(2) requires listed securities to maintain a MVLS of $35,000,000, and Nasdaq Listing Rule 5810(c)(3)(c) provides that a failure to meet the minimum MVLS requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the MVLS of the Company’s common stock between May 1, 2023 and June 14, 2023, the Company no longer meets the minimum MVLS requirement. The Notification Letter is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities.

The Notification Letter provides that the Company has 180 calendar days, or until December 12, 2023, to regain compliance with the MVLS requirement (the “Compliance Period”). The Company’s securities will continue to trade on Nasdaq during the Compliance Period. To regain compliance, the minimum MVLS price of the Company’s common stock must close at or above $35,000,000 for a minimum of ten consecutive business days during the Compliance Period. If the Company does not regain compliance by December 12, 2023, it will receive written notice from Nasdaq that its securities are subject to delisting. At that time, the Company may appeal the delisting determination to a Hearings Panel in accordance with Nasdaq Listing Rule 5815.

The Company intends to monitor the minimum MVLS price requirement of its common stock and may, if appropriate, consider implementing available options to regain compliance with the MVLS requirement. While the Company is exercising diligent efforts to maintain the listing of its common stock on The Nasdaq Capital Market, there can be no assurance that the Company will be able to regain or maintain compliance with the MVLS requirement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2023

SUSTAINABLE DEVELOPMENT ACQUISITION I CORP.

By:	/s/ Eric Techel
Name:	Eric Techel
Title:	Chief Financial Officer